                                       FORM 8-K

                          SECURITIES AND EXCHANGE COMMISSION


                               Washington, D.C.  20549

                                  __________________

                                    CURRENT REPORT

                           Pursuant to Section 13 or 15(d)
                        of the Securities Exchange Act of 1934

                                  __________________

    Date  of Report (Date  of earliest event  reported): December 13, 1995

                                  __________________

                                FIRST BANK SYSTEM, INC.
                (Exact name of registrant as specified in its charter)


                Delaware                 1-6880              41-0255900
                ---------                ------              ----------
          (State of Incorporation)    (Commission       (I.R.S. Employer
                                       File Number)      Identification No.)

           601 Second Avenue South, Minneapolis, Minnesota    55402
           -----------------------------------------------------------
               (Address of principal executive offices)     (zip code)


       Registrant's telephone  number, including area code: (612) 973-1111

ITEM 5.  OTHER EVENTS.

         As described herein, First Bank System, Inc. ("FBS") has had a continuing, publicly announced stock repurchase program throughout 1993, 1994 and 1995. As publicly reported in its Annual Reports on Form 10-K for the years ended December 31, 1993 and December 31, 1994, FBS repurchased 6.2 and
6.3 million shares in 1993 and 1994, respectively. In addition, FBS announced on January 19, 1995 and February 15, 1995 that it intended to repurchase 2 million and 14 million of the shares of its common stock ("FBS
Common Stock") respectively, by the end of 1996.   These programs were
subsequently described in FBS's Quarterly Reports on Form 10-Q for the first and second quarters of 1995 and in its press releases announcing first and second quarter financial results. More recently, on October 10, 1995, FBS further announced that it had repurchased 4.3 million shares in the third quarter of 1995 pursuant to its repurchase programs and special repurchases in connection with the proposed acquisition of FirsTier Financial, Inc. ("FirsTier"). FBS further announced that it expected to repurchase up to an aggregate of 24.3 million shares during 1995 and 1996 as a result of these previously announced repurchase programs.

         FBS reconfirmed its intention to continue such stock repurchases at the November 6, 1995 analysts' meeting in connection with the announcement of the merger (the "Merger") of FBS and First Interstate Bancorp ("First Interstate"), and in the November 6, 1995 joint press release announcing the Merger, which was also filed as an exhibit to FBS's Current Report on Form 8-K filed on November 13, 1995. FBS's Quarterly Report on Form 10-Q filed on November 13, 1995 and FBS's registration statement on Form S-4 filed on November 20, 1995 with respect to the Merger each also contains references to such intended repurchases.

         As publicly reported in FBS's 1995 Quarterly Reports on Form 10-Q, FBS repurchased 1,040,475, 2,644,410 and 4,306,620 shares of FBS Common Stock in the first, second and third quarters of 1995, respectively. Continuing this pattern, FBS expects to repurchase up to approximately 4 million shares in the fourth quarter of 1995, 3,507,411 of which have been repurchased as of December 12, 1995.

         FBS believes that its active share repurchase programs provide an effective long-term means of implementing FBS's capital management goal of returning to its stockholders excess capital that may result from future earnings. Repurchase are assumed in the forecasted results describing the
Merger.   FBS will not, however, purchase treasury shares under its existing authorizations within 90 days of consummation of the Merger.

         The following table sets forth the repurchases by FBS of shares of FBS Common Stock during 1995, through December 12, 1995. Transactions indicated by an asterisk (*) were unsolicited private transactions. All other transactions were ordinary brokerage transactions effected on a national securities exchange.

                                                               (continued...)

Date/Period of
 Transaction                                             Number of Shares
--------------                                           ----------------
January 3, 1995                                                 0
January 4, 1995                                                 0
January 5, 1995                                                 0
January 6, 1995                                                 0
January 9, 1995                                                 0
January 10, 1995                                                0
January 11, 1995                                                0
January 12, 1995                                                0
January 13, 1995                                                0
January 16, 1995                                                0
January 17, 1995                                                0
January 18, 1995                                                0
January 19, 1995                                                0
January 20, 1995                                                0
January 23, 1995                                                0
January 24, 1995                                                0
January 25, 1995                                                0
January 26, 1995                                                0
January 27, 1995                                                0
January 30, 1995                                                0
January 31, 1995                                                0
February 1, 1995                                                0
February 2, 1995                                                0
February 3, 1995                                                0
February 6, 1995                                                0
February 7, 1995                                            8,245*
February 7, 1995                                          991,755*
February 8, 1995                                                0
February 9, 1995                                                0
February 10, 1995                                               0
February 13, 1995                                               0
February 14, 1995                                               0
February 15, 1995                                               0
February 16, 1995                                               0
February 17, 1995                                               0
February 21, 1995                                               0
February 22, 1995                                               0
February 23, 1995                                               0
February 24, 1995                                               0
February 27, 1995                                           1,083*
February 28, 1995                                               0
March 1, 1995                                                   0
March 2, 1995                                                   0
March 3, 1995                                              11,329*
March 6, 1995                                                   0
March 7, 1995                                                   0
March 8, 1995                                                   0
March 9, 1995                                                   0
March 10, 1995                                                  0
March 13, 1995                                             10,581*

(...continued)

Date/Period of
 Transaction                                             Number of Shares
--------------                                           ----------------
March 14, 1995                                                  0
March 15, 1995                                                  0
March 16, 1995                                                  0
March 17, 1995                                                  0
March 20, 1995                                                  0
March 21, 1995                                              3,196*
March 22, 1995                                                  0
March 23, 1995                                                  0
March 24, 1995                                                  0
March 27, 1995                                                  0
March 28, 1995                                                  0
March 29, 1995                                                  0
March 30, 1995                                                  0
March 31, 1995                                                  0
-----------------------------------------------------------------
     1st quarter total:                                 1,026,189

April 3, 1995                                                   0
April 4, 1995                                                   0
April 5, 1995                                                   0
April 6, 1995                                                   0
April 7, 1995                                                   0
April 10, 1995                                                  0
April 11, 1995                                                  0
April 12, 1995                                                  0
April 13, 1995                                                  0
April 14, 1995                                                  0
April 17, 1995                                             25,200
April 17, 1995                                             12,983*
April 18, 1995                                             20,000
April 19, 1995                                             15,000
April 20, 1995                                                  0
April 21, 1995                                                  0
April 24, 1995                                                  0
April 25, 1995                                                  0
April 26, 1995                                             10,000
April 27, 1995                                                  0
April 28, 1995                                                  0
May 1, 1995                                                65,000
May 2, 1995                                               100,000
May 3, 1995                                                50,000
May 3, 1995                                               696,856*
May 3, 1995                                               303,144*
May 4, 1995                                                     0
May 5, 1995                                                     0
May 8, 1995                                                     0
May 9, 1995                                                     0
May 10, 1995                                                    0
May 11, 1995                                                    0
May 12, 1995                                                    0
May 15, 1995                                                    0
May 16, 1995                                                    0

                                                   (continued...)

Date/Period of
 Transaction                                             Number of Shares
--------------                                           ----------------
May 17, 1995                                                    0
May 18, 1995                                                    0
May 19, 1995                                                    0
May 22, 1995                                                    0
May 23, 1995                                                    0
May 24, 1995                                                    0
May 25, 1995                                            1,000,000*
May 26, 1995                                                    0
May 29, 1995                                                    0
May 30, 1995                                                    0
May 31, 1995                                                    0
June 1, 1995                                                    0
June 2, 1995                                                2,068*
June 5, 1995                                                    0
June 6, 1995                                              187,032*
June 7, 1995                                                    0
June 8, 1995                                               16,827*
June 9, 1995                                                    0
June 12, 1995                                                   0
June 13, 1995                                                   0
June 14, 1995                                                   0
June 15, 1995                                                   0
June 16, 1995                                                   0
June 19, 1995                                                   0
June 20, 1995                                                   0
June 21, 1995                                                   0
June 22, 1995                                                   0
June 23, 1995                                                   0
June 26, 1995                                                   0
June 27, 1995                                                   0
June 28, 1995                                                   0
June 29, 1995                                             100,000
June 30, 1995                                              40,300
-----------------------------------------------------------------
     2nd quarter total:                                 2,644,410

July 3, 1995                                                    0
July 4, 1995                                                    0
July 5, 1995                                               85,000
July 6, 1995                                              335,000
July 7, 1995                                              100,000
July 10, 1995                                             160,700
July 11, 1995                                                   0
July 12, 1995                                                   0
July 13, 1995                                                   0
July 14, 1995                                                   0
July 17, 1995                                                   0
July 18, 1995                                                   0
July 19, 1995                                                   0
July 20, 1995                                                   0
July 21, 1995                                                   0

(...continued)

Date/Period of
 Transaction                                             Number of Shares
--------------                                           ----------------
July 24, 1995                                                   0
July 25, 1995                                                   0
July 26, 1995                                                   0
July 27, 1995                                                   0
July 28, 1995                                                   0
July 31, 1995                                                   0
August 1, 1995                                                  0
August 2, 1995                                                  0
August 3, 1995                                                  0
August 4, 1995                                                  0
August 7, 1995                                                  0
August 8, 1995                                              3,000*
August 9, 1995                                             58,500
August 10, 1995                                            65,000
August 11, 1995                                            25,000
August 14, 1995                                           351,500
August 15, 1995                                            25,000
August 16, 1995                                                 0
August 17, 1995                                           501,900
August 18, 1995                                                 0
August 21, 1995                                                 0
August 22, 1995                                            35,000
August 23, 1995                                                 0
August 24, 1995                                            67,000
August 25, 1995                                                 0
August 28, 1995                                                 0
August 29, 1995                                           200,000
August 30, 1995                                           143,200
August 30, 1995                                            37,766*
August 31, 1995                                                 0
September 1, 1995                                               0
September 4, 1995                                               0
September 5, 1995                                               0
September 6, 1995                                               0
September 7, 1995                                         100,000
September 8, 1995                                               0
September 11, 1995                                         40,500
September 12, 1995                                              0
September 13, 1995                                              0
September 14, 1995                                         60,000
September 14, 1995                                      1,000,000*
September 15, 1995                                              0
September 18, 1995                                              0
September 19, 1995                                        150,000*
September 20, 1995                                              0
September 21, 1995                                              0
September 22, 1995                                        250,000
September 25, 1995                                         84,600
September 26, 1995                                              0
September 27, 1995                                        299,000
September 27, 1995                                        128,954*

                                                   (continued...)

Date/Period of
 Transaction                                             Number of Shares
--------------                                           ----------------
September 28, 1995                                              0
September 29, 1995                                              0
-----------------------------------------------------------------
     3rd quarter total:                                 4,306,620

October 2, 1995                                                 0
October 3, 1995                                                 0
October 4, 1995                                                 0
October 5, 1995                                                 0
October 6, 1995                                                 0
October 9, 1995                                                 0
October 10, 1995                                                0
October 11, 1995                                                0
October 12, 1995                                                0
October 13, 1995                                                0
October 16, 1995                                                0
October 17, 1995                                                0
October 18, 1995                                           13,011*
October 19, 1995                                                0
October 20, 1995                                                0
October 23, 1995                                                0
October 24, 1995                                                0
October 25, 1995                                                0
October 26, 1995                                                0
October 27, 1995                                                0
October 30, 1995                                                0
October 31, 1995                                                0
November 1, 1995                                                0
November 2, 1995                                                0
November 3, 1995                                                0
November 6, 1995                                                0
November 7, 1995                                          900,100
November 8, 1995                                          334,000
November 9, 1995                                          461,100
November 10, 1995                                         324,000
November 13, 1995                                               0
November 14, 1995                                         256,100
November 15, 1995                                         187,600
November 16, 1995                                         175,000
November 17, 1995                                         102,500
November 20, 1995                                               0
November 21, 1995                                               0
November 22, 1995                                          75,000
November 23, 1995                                               0
November 24, 1995                                          10,000
November 27, 1995                                          55,000
November 28, 1995                                          50,000
November 29, 1995                                               0
November 30, 1995                                          74,000
December 1, 1995                                           45,000
December 4, 1995                                                0
December 5, 1995                                           95,000
December 6, 1995                                          140,000
December 7, 1995                                           60,000
December 8, 1995                                           55,000
December 11, 1995                                          20,000
December 12, 1995                                          75,000
-----------------------------------------------------------------
     4th quarter to date:                               3,507,411

   Wells Fargo & Co. ("Wells") has asserted that the value of the FBS
Common Stock to be received by shareholders of First Interstate pursuant to the Merger is overstated because of the FBS stock repurchases. The information contained herein proves that the FBS stock repurchases are not a clandestine, recently conceived, merger-related tactic, as Wells would have First Interstate shareholders believe. In fact, FBS has conducted all of its share repurchases in a manner calculated to avoid any issue of stock manipulation.

   In making all of its share repurchases, FBS strictly adheres to the antimanipulation rules of the Securities and Exchange Commission (the "SEC"), one of which provides a safe harbor against any claim of stock manipulation if the purchases are limited in terms of timing, manner of execution and other factors. In accordance with these rules, FBS does not make purchases at the opening of any trading day or in the last 30 minutes of trading, does not make any purchases on an "uptick," uses only one broker for such purchases, and its purchases (excluding block purchases) do not constitute more than one-quarter of the daily volume. Another of these rules limits the time periods during which the repurchases must be made and expressly prohibits repurchases during the pendency of merger proxy solicitations. In imposing these cooling-off limitations, the rules expressly contemplate that an issuer engaged concurrently in share repurchases and stock-for-stock mergers will be required to concentrate its share repurchases to a limited number of trading days, during which repurchase volumes often will be higher than they otherwise would be if the cooling-off limitations did not apply. These rules were adopted by the SEC expressly to ensure that the type of manipulation Wells has accused FBS of conducting cannot occur. Even if assertions made by Wells about the market effect of the FBS stock repurchases were true (and they are not), any such effects would necessarily have dissipated by the time First Interstate shareholders must determine whether to approve the Merger or to accept the Wells proposal to acquire First Interstate.

   As a result of the application of the SEC rules to the FirsTier merger and two other acquisitions by FBS, FBS was not permitted to engage in share repurchases during a significant portion of the first three quarters of 1995.
 Moreover, becasue of these rules, FBS was unable to make repurchases during most of October and expects to be prohibited from making repurchases for a portion of December, 1995 and January, 1996 during the solicitation period for the FirsTier merger and will not be permitted to repurchase shares for a period of at least one month prior to the meeting of First Interstate shareholders with respect to the FBS/First Interstate merger. FBS also did not engage in repurchases during the first week of November because of the events leading to the execution of the merger agreement with First Interstate on November 6.

   For independent business and accounting reasons relating to the FirstTier acquisition, FBS has decided to repurchase shares of FBS Common Stock, as publicly announced. Prior to entering into the merger agreement with First Interstate, FBS had planned to repurchase approximately 3,675,000 shares during the fourth quarter of 1995, representing a reduction from the original target of 3,975,000 shares corresponding to greater than targeted repurchases in the third quarter. However, upon entering into the First Interstate merger agreement, the fourth quarter target was increased to 4,500,000 shares to take into account the fact that new cooling-off periods associated with the First Interstate merger would further restrict the number of trading days in 1996 which would be available for FBS's previously planned share repurchases.

(...continued)

                                      SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 13, 1995                        FIRST BANK SYSTEM, INC.



                                                By: /s/ David J. Parrin
                                                    -------------------------
                                                     David J. Parrin
                                                     Senior Vice President and
                                                     Controller